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                                                                    EXHIBIT 10.4

To:      Madison Energy France S.C.S.
         (formerly Madison/Chart Energy S.C.S.) ("MEF")
         (the "BORROWERS' AGENT")

To:      Madison Oil Company Europe ("MOCE")
         Madison Oil France S.A. ("MOF")
         Madison Energy France S.C.S.
         (the "BORROWERS")

To:      Madison Oil Company ("MOC")
         Madison Petroleum Inc. ("MPI")
         Madison Oil Company Europe
         Madison Oil France S.A.
         Madison Energy France S.C.S.
         Madison (Turkey) Inc ("MADISON TURKEY")
         Madison Oil Turkey Inc ("MOTI")
         (the "GUARANTORS")

To:      Toreador Resources Corporation
         ("TOREADOR")

1st August 2003

AMENDMENT LETTER TO MAY WAIVER LETTER (AS AMENDED ON 24TH JUNE 2003)

We refer to the waiver letter relating to various issues dated 20th May, 2003 and the amendment letter to that letter dated 24th June 2003 (as amended, the "MAY WAIVER LETTER") entered into between those parties listed above and Barclays Bank PLC.

All of the Banks, the Ancillary Bank and the Hedging Bank, have authorised the Facility Agent to enter into this letter on their behalf.

1. Terms defined or used in the May Waiver Letter have the same meaning in this letter.

2. Barclays Bank PLC as Facility Agent for and on behalf of the Banks hereby waives the following breaches of the May Waiver Letter:

         (i) all currently outstanding breaches of paragraphs 7.1(b) and 7.1(d) of the May Waiver Letter (provided that such cashflow reconciliations and invoices are provided to the Facility Agent by 31st August 2003);

         (ii) the currently outstanding breach of paragraph 13(i) of the May Waiver Letter (such waiver to be effective until 19th September 2003 only); and

         (iii) all currently outstanding breaches of paragraph 13(j) of the May Waiver Letter.

3.   The May Waiver Letter shall be amended as follows:

         (i) the words "15th August" in paragraphs 4.2(b); 5; 6.1(a)(ii); 6.1(a)(iii); 6.1(b); 7.3(a); 7.4(c); 7.4(d); 7.5(a) and 13(e)
                  of the May Waiver Letter shall be

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                  deleted and replaced with "19th September";

         (ii) the word "April" in paragraph 4.2(a) shall be deleted and replaced with "July"; and

         (iii)    paragraph 13(j) of the May Waiver Letter shall be deleted.

4. Save as amended by paragraph 3 above, the May Waiver Letter and every clause thereof shall continue in full force and effect.

5. Nothing in this letter shall affect any right of any Finance Party, or any obligation of any Obligor, except as expressly stated above, and each Obligor expressly confirms that all such rights and obligations shall continue in full force and effect except to the extent so stated.

6. This letter may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.   This letter is a Finance Document.

8. This letter does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this letter.

9. If a provision of this letter is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

         (i) the legality, validity or enforceability in that jurisdiction of any other provision of this letter; or

         (ii) the legality, validity or enforceability, in other jurisdictions of that or any other provision of this letter.

10.  This letter is governed by English law.

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Please indicate your agreement to the foregoing by signing and returning to us the executed counterpart of this letter.

Yours faithfully

BARCLAYS BANK PLC
as Facility Agent

By:  /s/ STEVEN FUNNELL

We agree with the above.

BORROWERS' AGENT

      /s/ DOUGLAS W. WEIR
-------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: August 1, 2003

BORROWERS

      /s/ DOUGLAS W. WEIR
-------------------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: August 1, 2003

      /s/ DOUGLAS W. WEIR
-------------------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: August 1, 2003

      /s/ DOUGLAS W. WEIR
-------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: August 1, 2003

GUARANTORS

      /s/ DOUGLAS W. WEIR
-------------------------------------------
ON BEHALF OF MADISON OIL COMPANY
Date: August 1, 2003

      /s/ DOUGLAS W. WEIR
-------------------------------------------
ON BEHALF OF MADISON PETROLEUM INC
Date: August 1, 2003

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      /s/ DOUGLAS W. WEIR
-----------------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: August 1, 2003

      /s/ DOUGLAS W. WEIR
-----------------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: August 1, 2003

      /s/ DOUGLAS W. WEIR
-----------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: August 1, 2003

      /s/ DOUGLAS W. WEIR
-----------------------------------------
ON BEHALF OF MADISON (TURKEY) INC
Date: August 1, 2003

      /s/ DOUGLAS W. WEIR
-----------------------------------------
ON BEHALF OF MADISON OIL TURKEY INC
Date: August 1, 2003

TOREADOR

      /s/ DOUGLAS W. WEIR
-----------------------------------------
ON BEHALF OF TOREADOR RESOURCES CORPORATION
Date: August 1, 2003